                       Waddell & Reed Advisors Funds

                   Fixed Income and Money Market Funds

                                 Bond Fund
                            Global Bond Fund
                       Government Securities Fund
                            High Income Fund
                         Limited-Term Bond Fund
                           Municipal Bond Fund
                       Municipal High Income Fund
                            Cash Management

Supplement dated July 15, 2003 to the Prospectus dated December 31, 2002
            (and supplemented May 27, 2003 and June 9, 2003)

                          Effective July 15, 2003:

The following information replaces the disclosure regarding selling Class
A shares by check in the Section entitled "Selling Shares":

To sell Class A shares of Cash Management, Government Securities Fund or
Limited-Term Bond Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

NUS1100G